--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 9, 2007

--------------------------------------------------------------------------------

                           CENTERLINE HOLDING COMPANY
                              (FORMERLY CHARTERMAC)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-13237                                          13-3949418
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                     625 MADISON AVENUE, NEW YORK, NY 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 317-5700

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On August 9, 2007, Centerline Holding Company ("Centerline" or the "Company") (NYSE: CHC) released a press release announcing its financial results for the second quarter and six months ended June 30, 2007. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------
(a).  Financial Statements
      --------------------

Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

Not Applicable

(c).  Exhibits
      --------

99.1 Press Release dated August 9, 2007, "Centerline Holding Company Reports Second Quarter Financial Results For 2007; Centerline Affirms No Single-family Subprime Exposure".

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Centerline Holding Company
                                                   (Registrant)

                                                   BY:   /s/ Robert L. Levy
                                                         -----------------------
                                                         Robert L. Levy
                                                         Chief Financial Officer


August 9, 2007

AT THE COMPANY
--------------
Brenda Abuaf, Corporate Communications
(800) 831-4826


                    CENTERLINE HOLDING COMPANY REPORTS SECOND
                         QUARTER 2007 FINANCIAL RESULTS

              CENTERLINE AFFIRMS NO SINGLE-FAMILY SUBPRIME EXPOSURE


NEW YORK, NY - AUGUST 9, 2007 - Centerline Holding Company (NYSE: CHC) ("Centerline" or the "Company"), the parent company of Centerline Capital Group, today announced financial results for the second quarter and six months ended June 30, 2007.

SECOND QUARTER HIGHLIGHTS:

     o Cash Available for Distribution ("CAD")(a) per diluted share of $0.46, an increase of 12.2% over the second quarter of 2006;

     o Revenues, adjusted to exclude Consolidated Partnerships(b), of $94.6 million, an increase of 9.8% over the second quarter of 2006;

     o Direct Assets Under Management ("AUM") grew to $17.1 billion, an increase of 6.8% over the first quarter of 2007 and 35.4% over the second quarter of 2006;

     o Primary servicing loan portfolio totaled $31.5 billion at the end of the quarter, an increase of 37.9% over the first quarter of 2007 and 243.6% over the second quarter of 2006;

     o Centerline's Affordable Housing Group closed two low income housing tax credit ("LIHTC") funds totaling approximately $405.0 million;

     o Centerline's Commercial Real Estate Group originated $670.4 million in direct loans and acquired $265.6 million of structured finance products;

     o Stable credit performance within $2.8 billion revenue bond portfolio; At June 30, 2007, thirteen bonds with an outstanding balance of $70.1 million were delinquent, representing 2.5% of the entire portfolio;

     o Strong credit performance in Agency (Fannie Mae/Freddie Mac) servicing portfolio; At June 30, 2007, two loans with an outstanding balance of $8.0 million were delinquent, representing 0.09% of the entire agency portfolio; and

     o Delinquencies within CMBS portfolio at all time lows; At June 30, 2007, Centerline was the named special servicer on a portfolio of $89.3 billion and $210 million was delinquent, representing 0.24% of the entire portfolio, as compared to the industry average of 0.32% as reported by Trepp.


               (A) SEE FOOTNOTE (2) TO THE SELECTED FINANCIAL DATA ON PAGE (7) FOR A DISCUSSION OF CAD.
               (B)  SEE THE DISCUSSION ON PAGE (2) FOR ADJUSTED REVENUES.

"In the past few weeks, the financial markets have been impacted by a re-pricing of risk and withdrawal of liquidity due to the serious credit problems in the single-family subprime mortgage industry," said Marc D. Schnitzer, Chief Executive Officer and President of Centerline. "Centerline does not have any single-family or subprime exposure whatsoever. We are a commercial real estate finance and investment company and provide financing only for commercial and multifamily properties. As evidenced by our CAD growth this quarter, our core businesses continue to perform well and the credit quality of the investments we manage remains strong." Mr. Schnitzer continued: "The recent market dislocation has created numerous opportunities to make investments that offer attractive risk-adjusted returns and strong credit quality. In times of market instability, we would expect to see a flight to quality that benefits firms like Centerline, that have a proven ability to assess and manage real estate risk. We will monitor market conditions carefully as we continue to execute our core strategy."

FINANCIAL HIGHLIGHTS

The table below summarizes Centerline's revenues, revenues adjusted to exclude the impact of consolidated partnerships, CAD (Centerline's primary performance measure) and net income (loss) for the three and six months ended June 30, 2007 and 2006.

                                            THREE MONTHS ENDED JUNE 30,            SIX MONTHS ENDED JUNE 30,
                                            ---------------------------            -------------------------
(In thousands, except per share data)      2007        2006      % CHANGE       2007         2006      % CHANGE
                                        ---------   ---------    --------    ---------    ---------    ---------
Revenues                                $ 135,064   $  78,923        71.1%   $ 252,229    $ 151,062        67.0%
Revenues Adjusted to exclude
       Consolidated Partnerships(a)     $  94,635   $  86,216         9.8%   $ 181,911    $ 162,763        11.8%
CAD(b)                                  $  26,876   $  23,949        12.2%   $  31,517    $  39,204       (19.6%)
Net Income (Loss)                       $   4,980   $   4,248        17.2%   $  (9,765)   $  18,905         N/M

Per Share Data (diluted):
  CAD(b)                                $    0.46   $    0.41        12.2%   $    0.54    $    0.66       (18.2%)
  Net Income (Loss)                     $    0.06   $    0.05        20.0%   $   (0.21)   $    0.28         N/M


     (A)  SEE THE DISCUSSION BELOW FOR ADJUSTED REVENUES.
     (B) SEE FOOTNOTE (2) TO THE SELECTED FINANCIAL DATA ON PAGE (7) FOR A DISCUSSION OF CAD.
          "N/M" REPRESENTS NOT MEANINGFUL.

ADJUSTED REVENUES

As previously reported, Centerline's operating results include the results of LIHTC Fund Partnerships consolidated pursuant to FASB Interpretation 46 ( R ) or similar accounting pronouncements, as well as other LIHTC Fund and Property Partnerships we control, but in which we have little or no equity interest. As Centerline has virtually no equity interest in these partnerships, the net losses they generated were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain Centerline revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement.


In connection with the Centerline Investors acquisition, we also consolidate a number of funds which we manage that invest in Commercial Mortgage Backed Securities and re-securitization trusts ("CMBS Fund Partnerships") and a Direct Loan Investment fund. We maintain an equity interest in each of these funds and participate in the profits they generate.


As many of our revenues are eliminated when consolidating these partnerships, we are presenting our revenues adjusted to exclude the impact of the consolidation.

CENTERLINE SECOND QUARTER 2007 BUSINESS GROUPS ACTIVITY SUMMARY:

AFFORDABLE HOUSING

                                    THREE MONTHS ENDED     SIX MONTHS ENDED
                                    ------------------     ----------------
                                       JUNE 30, 2007         JUNE 30, 2007
                                       -------------         -------------
EQUITY RAISED                                     (In thousands)
------------
                      LIHTC Funds         $ 410,143             $ 416,587
                                          =========             =========
CAPITAL DEPLOYED
----------------
                    Revenue Bonds         $  29,510             $  46,990
                      LIHTC Funds           173,889               287,868
        `                                 ---------             ---------

                            TOTAL         $ 203,399             $ 334,858
                                          =========             =========


At June 30, Centerline's Affordable Housing assets under management included the $2.8 billion revenue bond portfolio and LIHTC investment funds totaling $8.9 billion. The Affordable Housing Group's assets under management grew 12.5% year over year.

COMMERCIAL REAL ESTATE

                                                  THREE MONTHS ENDED   SIX MONTHS ENDED
                                                  ------------------   ----------------
                                                    JUNE 30, 2007       JUNE 30, 2007
                                                    -------------       -------------
CAPITAL DEPLOYED                                              (In thousands)
---------------
Agency Loan Originations (Fannie Mae/Freddie Mac)      $ 220,152        $  434,052
               Centerline Direct Loan Originations       428,587           632,272
                   Conduit/Other Loan Originations        21,639            60,570
 Collateralized Debt Obligation ("CDO") Securities             -           101,700
                      High-Yield CMBS Certificates       251,857           375,099
                    Real Estate Equity Investments        13,772            29,942
                                                       ---------        ----------

                                             TOTAL     $ 936,007        $1,633,635
                                                       =========        ==========


At June 30, 2007, Centerline's Commercial Real Estate assets under management included approximately $4.0 billion of High-Yield CMBS funds, $1.3 billion of direct loans funds and $151.3 million of real estate equity funds. The Commercial Real Estate Group's assets under management grew 143.4% year over year.

ASSET MANAGEMENT

As of June 30, 2007, Centerline serviced a primary loan portfolio of approximately $31.5 billion, an increase of 243.6% over the outstanding balance of the primary loan servicing portfolio at June 30, 2006. In addition, Centerline is the named special servicer on a portfolio of over $89.3 billion of CMBS.

CREDIT RISK PRODUCTS

During the second quarter 2007, Centerline Financial LLC, part of the Company's Credit Risk Products Group, has provided credit default swaps on over $9.5 million of affordable multifamily housing bonds, bringing the total for the fist six months to approximately $157.1 million.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today, August 9, 2007, at 10:00 a.m. Eastern Time to review the Company's second quarter financial results for the period ended June 30, 2007. Callers will be invited to ask questions. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 263-8506. A webcast of the presentation will be available live and can be accessed through the Company's website, www.centerline.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Monday, August 13, 2007, at (888) 203-1112 (Passcode 1771640) or on our website, through Friday, November 9, 2007.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which is available in the Investor Relations section of the Centerline website at www.centerline.com.

                                       ###

ABOUT THE COMPANY

Centerline Capital Group, a subsidiary of Centerline Holding Company (NYSE:CHC), lends, invests and manages capital, with a core focus on the real estate industry. Centerline Capital Group is headquartered in New York, New York and has over 500 employees in ten offices throughout the United States. For more information, please visit Centerline's website at http://www.centerline.com or contact the Investor Relations Department directly at (800) 831-4826.

                                       ###

                   CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)

                                                              June 30,    December 31,
                                                                2007          2006
                                                            -----------   -----------
                                                            (Unaudited)
Revenue bonds - at fair value                               $ 2,472,471   $ 2,397,738
                                                            -----------   -----------
Net addition to assets from consolidation of partnerships   $ 6,197,031   $ 5,498,208
                                                            -----------   -----------
Total assets                                                $10,608,196   $ 9,688,516
                                                            -----------   -----------

Liabilities:
  Financing arrangements                                    $ 1,872,973   $ 1,801,170
                                                            -----------   -----------
  Preferred shares of subsidiary (subject to mandatory
   repurchase)                                              $   273,500   $   273,500
                                                            -----------   -----------
  Notes payable                                             $   817,823   $   591,165
                                                            -----------   -----------
  Liabilities of consolidated partnerships                  $ 2,638,920   $ 2,700,154
                                                            -----------   -----------

Total liabilities                                           $ 5,821,282   $ 5,580,333
                                                            -----------   -----------

Minority interests in consolidated subsidiaries             $   224,930   $   247,390
                                                            -----------   -----------
Preferred shares of subsidiary (not subject to mandatory
  repurchase)                                               $   104,000   $   104,000
                                                            -----------   -----------
Partners' interests in consolidated partnerships            $ 3,578,130   $ 2,806,661
                                                            -----------   -----------

Total shareholders' equity                                  $   879,854   $   950,132
                                                            -----------   -----------

                                               ====================================================================================
                                                                          Three Months Ended June 30,
                                                                  2007                                    2006
                                               ---------------------------------------    -----------------------------------------
                                                                                  (Unaudited)
                                                     As                         As            As                             As
                                                 Reported   Adjustments(1)  Adjusted(1)    Reported     Adjustments(1)   Adjusted(1)
                                               -----------  --------------  ----------    -----------   --------------   ----------
Total revenues                                 $   135,064  $   (40,429)    $    94,635   $    78,923    $     7,293     $   86,216

Interest expense                                   (33,767)          --         (33,767)      (28,810)            --        (28,810)
General and administrative                         (42,940)          --         (42,940)      (39,861)            --        (39,861)
Depreciation and amortization                      (10,993)          --         (10,993)      (14,615)            --        (14,615)
Loss on impairment of mortgage revenue bonds
  and other assets                                  (2,938)          --          (2,938)       (2,271)            --         (2,271)
Expenses and equity losses of consolidated
  partnerships                                    (135,325)     135,325              --       (99,799)        99,799             --
Equity and other income                              1,055        2,880           3,935         6,394           (2)           6,392
Income allocated to preferred shareholders
  and minority interests, net of tax                (3,265)          --          (3,265)       (3,208)            --         (3,208)
Loss allocated to partners of consolidated
  partnerships                                      97,776      (97,776)             --       107,090       (107,090)            --
                                               -----------  -----------     -----------   -----------    -----------     ----------

Income before income taxes                           4,667           --           4,667         3,843             --          3,843

Income tax benefit                                     313           --             313           405             --            405
                                               -----------  -----------     -----------   -----------    -----------     ----------

Net income                                     $     4,980  $        --     $     4,980   $     4,248    $        --     $    4,248
                                               ===========  ===========     ===========   ===========    ===========     ==========

  4.4% CRA Preferred dividend requirements          (1,188)          --          (1,188)       (1,188)            --         (1,188)
                                               -----------  -----------     -----------   -----------    -----------     ----------

Net income available to common
  and CRA shareholders                         $     3,792  $        --     $     3,792   $     3,060    $        --     $    3,060
                                               ===========  ===========     ===========   ===========    ===========     ==========

Net income per share:
   Basic                                       $      0.07  $        --     $      0.07   $      0.05    $        --     $     0.05
                                               ===========  ===========     ===========   ===========    ===========     ==========
   Diluted                                     $      0.06  $        --     $      0.06   $      0.05    $        --     $     0.05
                                               ===========  ===========     ===========   ===========    ===========     ==========

Weighted average shares outstanding:
   Basic                                            57,219           --           57,219       58,639             --         58,639
                                               ===========  ===========     ===========   ===========    ===========     ==========
   Diluted                                          58,393           --           58,393       58,919             --         58,919
                                               ===========  ===========     ===========   ===========    ===========     ==========

                   CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)

                                               =====================================================================================
                                                                          Six Months Ended June 30,
                                                                  2007                                      2006
                                               ---------------------------------------    -----------------------------------------
                                                                                  (Unaudited)
                                                     As                         As            As                             As
                                                 Reported   Adjustments(1)  Adjusted(1)    Reported     Adjustments(1)   Adjusted(1)
                                               -----------  --------------  ----------    -----------   --------------   ----------
Total revenues                                 $  252,229   $   (70,318)    $  181,911    $   151,062    $    11,701     $ 162,763

Interest expense                                  (66,793)           --        (66,793)       (50,642)            --        (50,642)
General and administrative                       (100,364)           --       (100,364)       (72,427)            --        (72,427)
Depreciation and amortization                     (22,491)           --        (22,491)       (23,528)            --        (23,528)
Loss on impairment of mortgage revenue bonds
  and other assets                                (19,385)           --        (19,385)        (2,271)            --         (2,271)
Expenses and equity losses of consolidated
  partnerships                                   (239,587)      239,587             --       (184,175)       184,175             --
Equity and other income                             3,184         9,618         12,802         12,334             (5)        12,329
Loss (income) allocated to preferred
  shareholders and minority interests,
  net of tax                                        1,296            --          1,296        (10,643)            --        (10,643)
Loss allocated to partners of consolidated
  partnerships                                    178,887      (178,887)            --        195,871        195,871             --
                                               ----------   -----------     ----------    -----------    -----------     ----------

Income (loss) before income taxes                 (13,024)           --        (13,024)        15,581             --         15,581

Income tax benefit                                  3,259            --          3,259          3,324             --          3,324
                                               ----------   -----------     ----------    -----------    -----------     ----------

Net (loss) income                              $   (9,765)  $        --     $   (9,765)   $    18,905    $        --     $   18,905
                                               ==========   ===========     ==========    ===========    ===========     ==========

  4.4% CRA Preferred dividend requirements         (2,376)           --         (2,376)        (2,376)            --         (2,376)
                                               ----------   -----------     ----------    -----------    -----------     ----------

Net (loss) income available to common
  and CRA shareholders                         $   (12,141) $        --     $  (12,141)   $    16,529    $        --     $   16,529
                                               ==========   ===========     ==========    ===========    ===========     ==========

Net (loss) income per share:
  Basic                                        $    (0.21)  $        --     $    (0.21)   $      0.28    $        --     $     0.28
                                               ==========   ===========     ==========    ===========    ===========     ==========
  Diluted                                      $    (0.21)  $        --     $    (0.21)   $      0.28    $        --     $     0.28
                                               ==========   ===========     ==========    ===========    ===========     ==========

Weighted average shares outstanding:
  Basic                                            57,586            --         57,586         58,609             --         58,609
                                               ==========   ===========     ==========    ===========    ===========     ==========
  Diluted                                          57,586            --         57,586         58,961             --         58,961
                                               ==========   ===========     ==========    ===========    ===========     ==========

   Reconciliation of Net Income to Cash Available for Distribution ("CAD")(2)

                                                     ----------------------------    ----------------------------
                                                     Three Months Ended June 30,      Six Months Ended June 30,
                                                         2007            2006            2007            2006
                                                     ------------    ------------    ------------    ------------
(In thousands)
Net income (loss)                                    $      4,980    $      4,248    $     (9,765)   $     18,905
4.4% CRA Preferred dividends                               (1,188)         (1,188)         (2,376)         (2,376)
Interest income yield adjustments                           2,313             464           4,609             623
Fees deferred for GAAP                                     10,285          10,574           9,343           9,420
Depreciation and amortization expense                      10,993          14,615          22,491          23,528
Gain on sale of loans                                      (1,000)         (2,190)         (2,880)         (6,813)
Tax adjustment                                                 (7)            187           1,196             219
Non-cash compensation                                       3,870           1,061          13,052           3,413
Difference between subsidiary equity distributions
  and income allocated to minority interests               (6,825)         (7,209)        (21,744)        (10,234)
Non-cash equity income                                      2,399             445             404             648
Loss on impairment of assets                                2,939           2,271          19,385           2,271
Other, net                                                 (1,883)            671          (2,198)           (400)
                                                     ------------    ------------    ------------    ------------
CAD                                                  $     26,876    $     23,949    $     31,517    $     39,204
                                                     ============    ============    ============    ============

(1) As previously reported, Centerline Holding Company's earnings results include the results of LIHTC Fund Partnerships consolidated pursuant to FASB Interpretation 46 ( R ) or similar accounting pronouncements, as well as other LIHTC Fund and Property Partnerships we control, but in which we have little or no equity interest. As Centerline has virtually no equity interest in these partnerships, the net losses generated by them were allocated almost entirely to their investors. The consolidation of these partnerships, therefore, has an insignificant impact on net income, although certain Centerline revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement. We act as a general partner of the CMBS Fund and Direct Loan Fund Partnerships we sponsor and own a portion of the funds. Adjusted equity income includes our proportionate share of the profits as well as other allocations for general partner services. The adjusted figures presented are not in accordance with generally accepted accounting principles ("GAAP") but are presented for the purpose of comparability.

(2) Centerline Holding Company believes that Cash Available for Distribution ("CAD") is helpful to investors in measuring the performance of our Company. CAD is the performance measure used by our chief decision-makers to allocate resources among our segments. CAD represents net income (computed in accordance with GAAP), adjusted for:

     o Cash fees and other revenues received but deferred in accordance with GAAP. Fees recognized for CAD but deferred for GAAP purposes are generally earned over a period of time in connection with certain of our product lines, such as fund sponsorship and credit intermediated fees.
     o The effect of straight line revenue recognition of interest income on revenue bonds with fixed changes in interest rates.
     o Depreciation and amortization, including write-off of intangible assets.
     o Non-cash gains recognized on sale of mortgage loans when servicing rights are retained.
     o    Losses on sales of loans or repayment of revenue bonds.
     o    Impairment losses.
     o The portion of tax benefit or provision that is not expected to be realized in cash.
     o    Non-cash compensation expenses.
     o The difference between earnings allocated to Subsidiary Equity in accordance with GAAP and distributions to holders of that equity.

There is no generally accepted methodology for computing CAD, and the Company's computation of CAD may not be comparable to CAD reported by other companies. CAD does not represent net cash provided by operating activities determined in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's performance, as an alternative to net cash provided from operating activities (determined in accordance with GAAP) as a measure of our liquidity, or as an indication of our ability to make cash distributions.

                                       ###

CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN CENTERLINE HOLDING COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AND INCLUDE, AMONG OTHERS, ADVERSE CHANGES IN REAL ESTATE MARKETS INCLUDING, AMONG OTHER THINGS, COMPETITION WITH OTHER COMPANIES; INTEREST RATE FLUCTUATIONS; GENERAL ECONOMIC AND BUSINESS CONDITIONS, WHICH WILL, AMONG OTHER THINGS, AFFECT THE AVAILABILITY AND CREDIT WORTHINESS OF PROSPECTIVE TENANTS, LEASE RENTS AND THE TERMS AND AVAILABILITY OF FINANCING FOR PROPERTIES FINANCED BY MORTGAGE REVENUE BONDS WE OWN; ENVIRONMENTAL/SAFETY REQUIREMENTS; CHANGES IN APPLICABLE LAWS AND REGULATIONS; OUR TAX TREATMENT, THE TAX TREATMENT OF OUR SUBSIDIARIES AND THE TAX TREATMENT OF OUR INVESTMENTS; RISK OF DEFAULT ASSOCIATED WITH THE MORTGAGE REVENUE BONDS AND OTHER SECURITIES HELD BY US OR OUR SUBSIDIARIES;
RISKS ASSOCIATED WITH PROVIDING CREDIT INTERMEDIATION; RISK OF LOSS UNDER MORTGAGE LOAN LOSS SHARING AGREEMENTS; THE RISK THAT RELATIONSHIPS WITH KEY INVESTORS AND DEVELOPERS MAY NOT CONTINUE; OUR ABILITY TO GENERATE FEE INCOME MAY NOT CONTINUE; AND RISKS RELATED TO THE FORM AND STRUCTURE OF OUR FINANCING ARRANGEMENTS. WORDS SUCH AS "ANTICIPATES", "EXPECTS", "INTENDS", "PLANS", "BELIEVES", "SEEKS", "ESTIMATES" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. CENTERLINE HOLDING COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN CENTERLINE HOLDING COMPANY'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                       ###